Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Mark A. Emalfarb, Chief Executive Officer of Dyadic International Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

            1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


      IN WITNESS WHEREOF, the undersigned has executed this certification as of the 15th day of April 2005.


                                                /s/ Mark A. Emalfarb
                                                --------------------------------
                                                Name: Mark A. Emalfarb
                                                Title: Chief Executive Officer


This certification accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Dyadic International, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Dyadic International, Inc. and will be retained by Dyadic International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.